Exhibit 10.4


                       AMENDMENT NO. 2 TO OPTION AGREEMENT
                       -----------------------------------


THIS AGREEMENT made as of the 25th day of October, 2002.

BETWEEN:

                  LOCKE B. GOLDSMITH Geologist, of Suite 301,1855 Balsam Street, Vancouver, British Columbia V6K 3M3

                  (the "Optionor")

                                                               OF THE FIRST PART
AND:
                  SOUTHBORROUGH VENTURES INC., a company duly incorporated pursuant to the laws of the state of Nevada

                  (the "Optionee")

                                                              OF THE SECOND PART

WHEREAS:

A. The Optionor and the Optionee have entered into an option agreement dated November 20, 2000, as amended, with respect to certain mineral claims located in the Slocan Mining Division of British Columbia (the "Option Agreement").

B. The Optionor and the Optionee entered into an amendment of the Option Agreement dated July 29, 2001 in order to extend the dates for completion of the required issuances of shares and completion of exploration expenditures on the mineral claims.

C. The Optionor and the Optionee have agreed to further amend the dates for the completion of the required issuance of shares and the required completion of exploration expenditures on the mineral claims on the terms and condtions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $500.00 US now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

1. Section 4(b) of the Option Agreement, as amended, is hereby deleted and replaced with the following in order to extend the dates for completion of the required issuances of shares and completion of Exploration Expenditures on the Property as follows:

              "4(b) The Option shall be exercised by the Optionee:

               (i) paying the Optionor $1,000 U.S. on the execution of this Agreement, the receipt of which is hereby acknowledged by the Optionor;

               (ii) allotting and issuing to the Optionor, as fully paid and non-assesable, the Shares as follows:

                    (A) 5,000 shares forthwith upon execution of this Agreement (which shares have been issued);

                    (B) 25,000 shares upon the completion of the second phase of an exploration program on the Property on or before June 30, 2003; and

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                    (C)  25,000 shares upon the completion of the third phase of an exploration program on the Property on or before October 31, 2003

               (iii) incurring Exploration Expenditures of $135,000 U.S. on the
                    Property on a three-phase exploration program as follows:

                    (A) $5,000 U.S. on or before July 31, 2002 (which has been completed);

                    (B)  a further $10,000 U.S. on or before June 30, 2003; and

                    (C)  a further $120,000 U.S. on or before October 31, 2003.

                In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay to the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that penod in full satisfaction of the Exploration Expenditures to be incurred. In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the Exploration Expenditures to be incurred in succeeding periods.

                The Option shall be deemed to be exercised upon the Optionee making all payments, issuing all shares and incurring all Exploration Expenditures in accordance with this Paragraph 4(b)."

2. The Option Agreement, as previously amended, shall continue in full force and effect without amendment except as expressly amended by this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written

SIGNED, SEALED AND DELIVERED
BY LOCKE B. GOLDSMITH
in the presence of:

/s/  Terez Szigeti                             /s/  Locke B. Goldsmith
-------------------------------                ---------------------------------
Signature of Witness                           LOCKE B. GOLDSMITH

/s/  Terez Szigeti
-------------------------------
Name of Witness
5050 Sanders St. Bby.
-------------------------------
Address

SOUTHBORROUGH VENTURES INC.
by its authorized signatory:

/s/  John H. Taylor
-------------------------------
Authorized Signatory